Exhibit 10.28

AMENDMENT NO. 2 TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

Dated as of December 8, 2010

THIS AMENDMENT NO. 2 TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Amendment”) is entered into between Digital Realty Trust, L.P. (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“PIM”) and the other Purchasers party to the Note Agreement referred to below, on the other hand.

PRELIMINARY STATEMENTS:

(1) The Company, Digital Realty Trust, Inc. (the “Parent Guarantor”), the subsidiaries of the Company party thereto and the Purchasers from time to time party thereto have entered into a Note Purchase and Private Shelf Agreement, dated as of July 24, 2008, as amended by Amendment No. 1 to Note Purchase and Private Shelf Agreement dated as of June 30, 2010 (collectively, and as further amended, supplemented or otherwise modified from time to time, the “Note Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Note Agreement.

(2) The Company and the Required Holders have agreed to amend the Note Agreement on the terms and subject to the conditions hereinafter set forth.

SECTION 1. Amendment to Note Agreement. The Note Agreement is hereby amended to delete the term “$175,000,000” set forth in Section 1B and to replace such term with “$225,000,000”. The undersigned parties acknowledge that, after giving effect to this Amendment, the Available Facility Amount will be $50,000,000.

SECTION 2. Representations and Warranties. The Company hereby represents and warrants that the representations and warranties contained in each of the Transaction Documents are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to an earlier date, in which case such representation and warranty is true and correct as of such earlier date).

SECTION 3. Conditions of Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied:

(a) The Purchasers shall have received (i) counterparts of this Amendment executed by the parties hereto, and (ii) the consent attached hereto (the “Consent”) executed by each of the Guarantors.

(b) The Company shall have paid to or as directed by PIM an amendment fee equal to $6,250 in immediately available funds.

(c) The representations and warranties set forth in each of the Transaction Documents shall be correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case such representation and warranty shall be true and correct as of such specific date).

(d) No event shall have occurred and be continuing, or shall result from the effectiveness of this Amendment, that constitutes a Default.

The effectiveness of this Amendment is conditioned upon the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 18 of the Note Agreement.

SECTION 4. Reference to and Effect on the Transaction Documents. (a) On and after the effectiveness of this Amendment, each reference in the Note Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Note Agreement, and each reference in each of the other Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import referring to the Note Agreement, shall mean and be a reference to the Note Agreement, as amended by this Amendment.

(b) The Note Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any holder of a Note or PIM under any of the Transaction Documents, nor constitute a waiver of any provision of any of the Transaction Documents.

SECTION 5. Costs and Expenses. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of PIM in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for PIM) in accordance with the terms of Section 16 of the Note Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or email shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

[Balance of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:

DIGITAL REALTY TRUST, L.P.

By:	DIGITAL REALTY TRUST, INC., its sole general partner

By /s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

PURCHASERS:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By	/s/ Iris Krause Name: Iris Krause Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By	/s/ Iris Krause Name: Iris Krause Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as investment manager

By	/s/ Iris Krause Name: Iris Krause Title: Vice President

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	Prudential Private Placement Investors, L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc. (as its General Partner)

By	/s/ Iris Krause Name: Iris Krause Title: Vice President

Signature Page

PRUCO LIFE INSURANCE COMPANY

By	/s/ Iris Krause Name: Iris Krause Title: Vice President

UNIVERSAL PRUDENTIAL ARIZONA REINSURANCE COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By	/s/ Iris Krause Name: Iris Krause Title: Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By:	Prudential Investment Management, Inc., as investment manager

	By	/s/ Iris Krause Name: Iris Krause Title: Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc., as investment manager

	By	/s/ Iris Krause Name: Iris Krause Title: Vice President

Signature Page

CONSENT

Each of the undersigned, as a Guarantor under the Note Agreement referred to in the foregoing Waiver, hereby consents to such Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Waiver, the Guaranty contained in the Note Agreement is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Waiver, each reference in the Transaction Documents to the “Agreement”, “Note Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Note Agreement, as amended or otherwise affected by such Waiver.

GUARANTORS:

DIGITAL REALTY TRUST, INC.

By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL SERVICES, INC.

By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GLOBAL ASML, LLC

By:	DIGITAL REALTY TRUST, L.P., its member

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL INNOVATION SUNSHINE HOLDINGS LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GLOBAL GOLD CAMP, LLC

By:	GLOBAL GOLD CAMP HOLDING COMPANY, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GLOBAL GOLD CAMP HOLDING COMPANY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 833 CHESTNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL CONCORD CENTER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL PRINTERS SQUARE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL KATO HG, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL GREENSPOINT, L.P.

By:	DRT GREENSPOINT, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DRT GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL GREENSPOINT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 113 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 125 N. MYERS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL TORONTO BUSINESS TRUST

By /s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL AQUILA, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL CENTREPORT, L.P.

By:	DRT CENTREPORT, LLC, its general partner and manager

	By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL PHOENIX VAN BUREN, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL WINTER, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 89TH PLACE, LLC

By:	GLOBAL STANFORD PLACE II, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL RESTON, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL ABOVE, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

	By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL CHELSEA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL VIENNA, LLC

By:	DIGITAL ABOVE, LLC, its sole member and manager

	By:	DIGITAL SERVICES, INC., its sole member and manager

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL WALTHAM, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL MIDWAY, L.P.

By:	DIGITAL MIDWAY GP, LLC, its general partner and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 21110 RIDGETOP, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 3011 LAFAYETTE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL ASHBURN CS, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GIP STOUGHTON, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL ARIZONA RESEARCH PARK II, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 1 SAVVIS PARKWAY, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 900 WALNUT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 210 TUCKER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL MARSH MEMBER, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GLOBAL MARSH LIMITED PARTNER, LLC

By:	GLOBAL MARSH MEMBER, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GLOBAL MARSH GENERAL PARTNER, LLC

By:	GLOBAL MARSH MEMBER, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL NETWORK SERVICES, LLC

By:	DIGITAL PHOENIX VAN BUREN, LLC, its member and manager

	By:	DIGITAL REALTY TRUST, L.P., its member and manager

		By:	DIGITAL REALTY TRUST, INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL SERVICES PHOENIX, LLC

By:	DIGITAL SERVICES, INC., its sole member and manager

	By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL CONNECT, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 650 RANDOLPH, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL BUSINESS TRUST

By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 365 RANDOLPHVILLE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 717 LEONARD, L.P.

By:	DIGITAL 717 GP, LLC, its sole general partner

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 717 GP, LLC,

By:	DIGITAL REALTY TRUST, L.P. its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 717 LP, LLC,

By:	DIGITAL REALTY TRUST, L.P. its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

GLOBAL STANFORD PLACE II, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GLOBAL MARSH PROPERTY OWNER, L.P.

By:	GLOBAL MARSH GENERAL PARTNER, LLC, its manager

	By:	GLOBAL MARSH MEMBER, LLC, its member and manager

		By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

			By:	DIGITAL REALTY TRUST, INC., its sole general partner

				By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

GLOBAL RIVERSIDE, LLC

By:	DIGITAL REALTY TRUST, L.P., its member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 7505 MASON KING COURT LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL LAKESIDE, LLC

By:	DIGITAL LAKESIDE HOLDINGS, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL LOUDOUN II, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST, INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL-BRYAN STREET PARTNERSHIP, L.P.

By:	DRT-BRYAN STREET, LLC, its sole general partner

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DRT-BRYAN STREET, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL-BRYAN STREET, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

1525 COMSTOCK PARTNERS, LLC

By:	DIGITAL 1525 COMSTOCK, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 444 TOYAMA, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 45845-45901 NOKES BOULEVARD, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 21561-21571 BEAUMEADE CIRCLE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL BEAUMEADE CIRCLE LAND, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 60 & 80 MERRITT, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 55 MIDDLESEX, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 128 FIRST AVENUE GROUND LESSEE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 128 FIRST AVENUE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 1725 COMSTOCK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL ALFRED, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 720 2ND, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	_/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 2121 SOUTH PRICE, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL LAFAYETTE CHANTILLY, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 2260 EAST EL SEGUNDO, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 365 MAIN, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

1500 SPACE PARK HOLDINGS, LLC

By:	1500 SPACE PARK PARTNERS, LLC, its sole member and manager

	By:	DIGITAL 1500 SPACE PARK, LLC, its sole member and manager

		By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

			By:	DIGITAL REALTY TRUST INC., its sole general partner

				By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

1500 SPACE PARK PARTNERS, LLC

By:	DIGITAL 1500 SPACE PARK, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 1500 SPACE PARK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 1525 COMSTOCK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

1201 COMSTOCK PARTNERS, LLC

By:	DIGITAL 1201 COMSTOCK, LLC, its sole member and manager

	By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

		By:	DIGITAL REALTY TRUST INC., its sole general partner

			By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 1550 SPACE PARK, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL LAKESIDE HOLDINGS, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL COLLINS TECHNOLOGY PARK INVESTOR, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DLR 700-750 CENTRAL, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DLR 800 CENTRAL, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

DIGITAL 900 DOROTHY, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page

DIGITAL 2950 ZANKER, LLC

By:	DIGITAL REALTY TRUST, L.P., its sole member and manager

	By:	DIGITAL REALTY TRUST INC., its sole general partner

		By	/s/ A. William Stein Name: A. William Stein Title: Chief Financial Officer and Chief Investment Officer

Signature Page